UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 2, 2026
ADOBE INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ADBE	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 2, 2026, the Board of Directors (the “Board”) of Adobe Inc. (the “Company”) appointed Anil Chakravarthy, the Company’s current President, Customer Experience Orchestration Business, as the Company’s President and Chief Executive Officer and a member of the Board, effective December 1, 2026 (the “Effective Date”). Upon the Effective Date, Shantanu Narayen, the Company’s current Chair and Chief Executive Officer, will retire as the Company’s Chief Executive Officer and assume the position of Executive Chair of the Board.
Mr. Chakravarthy’s and Mr. Narayen’s biographies appear in the Company’s 2026 proxy statement filed with the SEC on February 27, 2026, and are incorporated by reference herein.
The appointment of Mr. Chakravarthy and Mr. Narayen to their respective positions was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between either Mr. Chakravarthy or Mr. Narayen and any director or executive officer of the Company, and there are no transactions involving either Mr. Chakravarthy or Mr. Narayen that are reportable under Item 404(a) of Regulation S-K. The Company intends to file an amendment to this filing containing the information called for by Item 5.02(c)(3) of Form 8-K within four business days after the information is determined or becomes available.
On September 2, 2026, David Wadhwani notified the Company of his decision to step down from his position as President, Creativity & Productivity Business, effective September 27, 2026. Mr. Wadhwani will remain with the Company as a senior advisor for a transition period.
Item 7.01 Regulation FD Disclosure.
On September 3, 2026, the Company issued a press release announcing the appointment of Mr. Chakravarthy as President and Chief Executive Officer of the Company and the retirement of Mr. Narayen as Chief Executive Officer and his appointment as Executive Chair of the Board. A copy of this press release is furnished with this Current Report as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
The information in this Item 7.01 of this Current Report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated September 3, 2026
104	Cover Page Interactive Data File (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE INC.

Date: September 8, 2026	By:	/s/ LOUISE PENTLAND
Louise Pentland
Chief Legal Officer and Executive Vice President, Legal and Government Relations

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